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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): July 22, 2003


                                Aehr Test Systems
             (Exact name of Registrant as specified in its chapter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                              400 Kato Terrace
                              Fremont, CA 94539
                  (Address of principal executive offices)

                              510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

         99.1       Press Release dated July 22, 2003

ITEM 9.  REGULATION FD DISCLOSURE

            In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

            On July 22, 2003, Aehr Test Systems issued a press release announcing financial results for its fourth quarter and fiscal 2003. The press release is attached as Exhibit 99.1 to this Form 8-K.

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                                  SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  July 22, 2003
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer


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                               INDEX TO EXHIBIT

Exhibit
Number
-------

99.1       Press Release dated July 22, 2003.